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The Home Equity Loans
The following summary information with respect to the Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$119,291.02	$4,522.00 to $759,547.00
Wtd. Avg. Coupon Rate (approximate)	7.216%	4.500% to 14.500%
Wtd. Avg. Gross Margin (approximate)	7.353%	1.500% to 12.200%
Wtd. Avg. Maximum Rate (approximate) (1)	14.091%	11.250% to 18.950%
Wtd. Avg. Minimum Rate (approximate) (1)	7.097%	4.500% to 11.950%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	79.32%	8.82% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	347 months	60 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	346 months	55 to 360 months
Wtd. Avg. Original Credit Score (approximate) (2)	599	451 to 825
Maximum Seasoning	28 months
Ratio of First to Second Liens	97.34% / 2.66%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$4,492,581.07
All Other Properties	$895,200,323.02
Balloon Payments (as a percent of the aggregate outstanding loan balance)	0.13%
Latest Maturity Date	May 2034
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (3)	0.06%
Six-Month Adjustable Rate Loans (4)
Percentage of Aggregate Outstanding Principal Loan Balance	0.69%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	5 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	1.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (5)	1.000%
2 / 28 Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding Principal Loan Balance	56.49%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	23 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	2.054%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (5)	1.025%
3 / 27 Adjustable Rate Loans (7)
Percentage of Aggregate Outstanding Principal Loan Balance	11.03%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	35 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	2.914%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (5)	1.051%
5 / 25 Adjustable Rate Loans (8)
Percentage of Aggregate Outstanding Principal Loan Balance	0.21%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	57 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	2.000%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (5)	2.000%

—————————

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Home Equity Loans.

(2)

Excludes 6 Home Equity Loans for which a credit score is not available.

(3)

Approximately 91.77% of the aggregate outstanding loan balance of the Home Equity Loans had first monthly payments due on or after April 1, 2004, so it was not possible for these loans to be 30 days past due as of the statistical Statistical Calculation Date.

(4)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(5)

Above the then current coupon rate.

(6)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(8)

"5/25 Adjustable Rate Loans" have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF THE HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
	Home Equity	Date Loan	Date Loan
State	Loans	Balance	Balance
Arizona	146	$16,875,939.41	1.88%
Arkansas	50	3,883,993.42	0.43
California	881	170,870,009.31	18.99
Colorado	115	18,036,528.94	2.00
Connecticut	102	18,787,590.02	2.09
Delaware	40	4,807,154.92	0.53
Florida	498	59,057,562.39	6.56
Georgia	221	24,441,699.47	2.72
Idaho	42	3,797,979.61	0.42
Illinois	104	9,710,841.94	1.08
Indiana	234	21,132,841.97	2.35
Iowa	71	5,855,612.46	0.65
Kansas	39	3,648,589.06	0.41
Kentucky	99	8,520,017.83	0.95
Louisiana	208	17,834,117.61	1.98
Maine	49	5,381,993.47	0.60
Maryland	166	27,089,143.46	3.01
Massachusetts	137	24,240,935.48	2.69
Michigan	188	18,706,078.86	2.08
Minnesota	51	7,045,594.42	0.78
Mississippi	68	4,864,110.12	0.54
Missouri	143	12,299,502.39	1.37
Montana	24	1,992,227.41	0.22
Nebraska	31	2,651,945.25	0.29
Nevada	95	14,030,092.81	1.56
New Hampshire	52	8,000,319.36	0.89
New Jersey	162	24,189,978.94	2.69
New Mexico	83	8,287,160.18	0.92
New York	255	32,982,858.87	3.67
North Carolina	247	26,131,412.35	2.90
North Dakota	3	313,537.79	0.03
Ohio	350	36,729,023.76	4.08
Oklahoma	86	6,524,665.99	0.73
Oregon	47	6,517,654.48	0.72
Pennsylvania	345	36,148,607.25	4.02
Rhode Island	27	3,017,643.80	0.34
South Carolina	80	8,677,029.94	0.96
South Dakota	6	592,440.02	0.07
Tennessee	231	21,605,965.02	2.40
Texas	1,125	93,291,493.87	10.37
Utah	44	5,947,905.43	0.66
Vermont	10	957,425.83	0.11
Virginia	189	24,665,637.86	2.74
Washington	218	32,364,866.01	3.60
West Virginia	55	4,927,429.84	0.55
Wisconsin	113	11,100,228.36	1.23
Wyoming	12	1,157,517.11	0.13
Total	7,542	$899,692,904.09	100.00%

—————————

1)

Determined by property address designated as such in the related mortgage.

ORIGINAL
COMBINED LOAN-TO-VALUE RATIOS
OF THE HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
Range of Original Combined Loan-to-Value	Number of	Calculation	Calculation
Ratios	Home Equity	Date Loan	Date Loan
(%)	Loans	Balance	Balance
5.01 - 10.00	2	$108,478.35	0.01%
10.01 - 15.00	8	442,654.75	0.05
15.01 - 20.00	20	1,198,098.02	0.13
20.01 - 25.00	26	1,470,420.51	0.16
25.01 - 30.00	36	2,424,079.85	0.27
30.01 - 35.00	53	3,444,545.61	0.38
35.01 - 40.00	72	5,698,797.37	0.63
40.01 - 45.00	97	7,592,993.13	0.84
45.01 - 50.00	147	12,078,960.10	1.34
50.01 - 55.00	144	13,384,812.41	1.49
55.01 - 60.00	224	22,311,025.21	2.48
60.01 - 65.00	294	32,807,957.89	3.65
65.01 - 70.00	455	47,952,368.94	5.33
70.01 - 75.00	726	83,602,511.32	9.29
75.01 - 80.00	1,657	202,550,875.78	22.51
80.01 - 85.00	1,008	131,559,504.68	14.62
85.01 - 90.00	1,828	237,888,312.67	26.44
90.01 - 95.00	577	86,242,598.08	9.59
95.01 - 100.00	168	6,933,909.42	0.77
Total	7,542	$899,692,904.09	100.00%

—————————

1)

As of the Statistical Calculation Date, the weighted average Original Combined Loan-to-Value Ratio of the Home Equity Loans is approximately 79.32%.

CURRENT COUPON RATES OF THE HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
Range of Current Coupon Rates	Home Equity	Date Loan	Date Loan
(%)	Loans	Balance	Balance
4.500	5	$961,916.00	0.11%
4.501 - 5.000	111	22,801,885.43	2.53
5.001 - 5.500	377	67,995,084.07	7.56
5.501 - 6.000	786	128,858,959.62	14.32
6.001 - 6.500	781	115,495,294.62	12.84
6.501 - 7.000	1,172	159,825,977.05	17.76
7.001 - 7.500	776	92,180,006.07	10.25
7.501 - 8.000	968	106,138,069.65	11.80
8.001 - 8.500	514	51,749,824.68	5.75
8.501 - 9.000	642	56,327,431.15	6.26
9.001 - 9.500	347	25,230,877.68	2.80
9.501 - 10.000	433	33,745,887.15	3.75
10.001 - 10.500	162	10,548,307.69	1.17
10.501 - 11.000	223	14,530,966.57	1.62
11.001 - 11.500	94	5,493,727.63	0.61
11.501 - 12.000	89	4,630,374.97	0.51
12.001 - 12.500	43	2,322,464.48	0.26
12.501 - 13.000	17	798,248.90	0.09
13.501 - 14.000	1	28,900.00	0.00
14.001 - 14.500	1	28,700.68	0.00
Total	7,542	$899,692,904.09	100.00%

__________________

1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Home Equity Loans is approximately 7.216%.

GROSS MARGINS OF THE HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
Range of Gross Margins	Home Equity	Date Loan	Date Loan
(%)	Loans	Balance	Balance
1.001 - 1.500	1	$125,269.94	0.02%
2.001 - 2.500	15	1,910,963.04	0.31
4.501 - 5.000	12	2,282,414.42	0.37
5.001 - 5.500	188	36,158,822.65	5.87
5.501 - 6.000	328	57,892,340.46	9.41
6.001 - 6.500	540	97,439,884.69	15.83
6.501 - 7.000	524	80,709,505.14	13.11
7.001 - 7.500	691	100,724,342.82	16.36
7.501 - 8.000	519	67,637,337.90	10.99
8.001 - 8.500	459	55,153,353.53	8.96
8.501 - 9.000	341	37,535,791.36	6.10
9.001 - 9.500	303	30,961,764.02	5.03
9.501 - 10.000	166	15,576,936.52	2.53
10.001 - 10.500	164	15,987,428.16	2.60
10.501 - 11.000	83	7,118,088.86	1.16
11.001 - 11.500	81	6,297,650.30	1.02
11.501 - 12.000	22	1,679,281.98	0.27
12.001 - 12.500	4	341,982.07	0.06
Total	4,441	$615,533,157.86	100.00%

__________________

1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Home Equity Loans is approximately 7.353%.

MAXIMUM RATES OF THE HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
Range of Maximum Rates	Home Equity	Date Loan	Date Loan
(%)	Loans	Balance	Balance
11.001 - 11.500	8	$1,319,310.86	0.21%
11.501 - 12.000	115	23,426,922.97	3.81
12.001 - 12.500	271	49,400,458.37	8.03
12.501 - 13.000	498	87,672,690.24	14.24
13.001 - 13.500	483	78,772,663.97	12.80
13.501 - 14.000	724	109,911,011.55	17.86
14.001 - 14.500	494	66,024,661.21	10.73
14.501 - 15.000	595	73,236,421.97	11.90
15.001 - 15.500	303	34,874,633.34	5.67
15.501 - 16.000	358	35,879,818.93	5.83
16.001 - 16.500	159	15,751,831.81	2.56
16.501 - 17.000	225	22,318,809.52	3.63
17.001 - 17.500	75	6,661,809.25	1.08
17.501 - 18.000	93	7,298,013.39	1.19
18.001 - 18.500	30	2,249,889.45	0.37
18.501 - 19.000	10	734,211.03	0.12
Total	4,441	$615,533,157.86	100.00%

__________________

1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Home Equity Loans is approximately 14.091%.

NEXT INTEREST ADJUSTMENT DATES OF THE HOME EQUITY LOANS

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
	Home Equity	Date Loan	Date Loan
Next Interest Adjustment Date	Loans	Balance	Balance
August-04	1	$93,702.21	0.02%
September-04	16	2,534,398.16	0.41
October-04	13	1,870,941.01	0.30
November-04	13	1,791,934.13	0.29
February-05	1	70,708.37	0.01
June-05	5	446,199.65	0.07
July-05	3	198,617.78	0.03
August-05	11	972,117.06	0.16
September-05	5	680,655.49	0.11
October-05	6	565,927.61	0.09
November-05	36	4,568,563.04	0.74
December-05	58	6,797,133.67	1.10
January-06	19	2,164,112.61	0.35
February-06	143	19,636,488.05	3.19
March-06	1,171	157,855,916.44	25.65
April-06	1,325	184,441,667.53	29.96
May-06	916	129,790,984.24	21.09
June-06	1	89,729.73	0.01
August-06	2	157,424.41	0.03
September-06	1	145,036.19	0.02
November-06	9	1,047,344.22	0.17
December-06	11	1,482,348.82	0.24
January-07	10	1,593,720.32	0.26
February-07	24	4,127,831.28	0.67
March-07	192	27,038,511.52	4.39
April-07	281	39,972,526.50	6.49
May-07	153	23,487,654.78	3.82
August-08	1	86,175.45	0.01
November-08	1	61,970.44	0.01
December-08	1	126,102.37	0.02
January-09	3	370,177.45	0.06
February-09	6	922,906.82	0.15
March-09	2	154,630.51	0.03
April-09	1	189,000.00	0.03
Total	4,441	$615,533,157.86	100.00%

LOAN BALANCES OF THE HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
Range of Loan Balances	Home Equity	Date Loan	Date Loan
($)	Loans	Balance	Balance
1 - 5,000	8	$39,474.13	0.00%
5,001 - 10,000	56	407,078.80	0.05
10,001 - 15,000	19	236,744.58	0.03
15,001 - 20,000	11	187,221.62	0.02
20,001 - 25,000	29	705,916.34	0.08
25,001 - 30,000	33	930,693.92	0.10
30,001 - 35,000	206	7,164,661.26	0.80
35,001 - 40,000	172	6,561,272.83	0.73
40,001 - 45,000	150	6,430,339.89	0.71
45,001 - 50,000	369	18,166,553.31	2.02
50,001 - 55,000	379	19,907,585.29	2.21
55,001 - 60,000	381	22,048,303.49	2.45
60,001 - 65,000	342	21,484,291.21	2.39
65,001 - 70,000	342	23,208,988.00	2.58
70,001 - 75,000	289	20,979,550.89	2.33
75,001 - 80,000	320	24,922,876.79	2.77
80,001 - 85,000	262	21,672,633.79	2.41
85,001 - 90,000	244	21,425,108.80	2.38
90,001 - 95,000	219	20,293,356.31	2.26
95,001 - 100,000	212	20,763,649.19	2.31
100,001 - 105,000	211	21,645,435.24	2.41
105,001 - 110,000	204	21,978,808.29	2.44
110,001 - 115,000	190	21,371,884.50	2.38
115,001 - 120,000	177	20,824,710.34	2.31
120,001 - 125,000	138	16,930,573.30	1.88
125,001 - 130,000	155	19,774,004.08	2.20
130,001 - 135,000	128	16,990,449.45	1.89
135,001 - 140,000	153	21,051,145.40	2.34
140,001 - 145,000	131	18,687,174.32	2.08
145,001 - 150,000	114	16,868,959.68	1.87
150,001 - 200,000	851	146,663,843.54	16.30
200,001 - 250,000	469	105,311,184.79	11.71
250,001 - 300,000	257	70,468,094.18	7.83
300,001 - 350,000	167	53,926,089.52	5.99
350,001 - 400,000	70	26,243,749.80	2.92
400,001 - 450,000	25	10,580,594.73	1.18
450,001 - 500,000	24	11,441,774.45	1.27
500,001 - 550,000	10	5,272,052.91	0.59
550,001 - 600,000	9	5,130,737.20	0.57
600,001 - 650,000	5	3,146,308.89	0.35
650,001 - 700,000	4	2,716,742.91	0.30
700,001 - 750,000	6	4,372,739.13	0.49
750,001 - 800,000	1	759,547.00	0.08
Total	7,542	$899,692,904.09	100.00%

__________________

1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Home Equity Loans is approximately $119,291.02.

TYPES OF MORTGAGED PROPERTIES OF THE HOME EQUITY LOANS

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
Property	Home Equity	Date Loan	Date Loan
Type	Loans	Balance	Balance
Single Family	6,488	$752,526,815.38	83.64%
PUD	562	91,582,540.42	10.18
Condominium	218	28,007,717.42	3.11
Townhouse	114	12,891,904.43	1.43
Manufactured Housing	122	10,191,345.37	1.13
Two- to Four-Family	38	4,492,581.07	0.50
Total	7,542	$899,692,904.09	100.00%

ORIGINAL TERMS TO MATURITY OF THE HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
Original Term to Maturity	Home Equity	Date Loan	Date Loan
(months)	Loans	Balance	Balance
60	4	$279,439.12	0.03%
61 - 120	105	5,908,701.49	0.66
121 - 180	510	35,756,356.89	3.97
181 - 240	485	30,908,146.81	3.44
241 - 300	44	4,231,664.06	0.47
301 - 360	6,394	822,608,595.72	91.43
Total	7,542	$899,692,904.09	100.00%

__________________

1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Home Equity Loans is approximately 347 months.

REMAINING TERMS TO MATURITY OF THE HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
Range of Remaining Terms to Maturity	Home Equity	Date Loan	Date Loan
(months)	Loans	Balance	Balance
55 - 60	4	$279,439.12	0.03%
61 - 120	107	5,996,050.92	0.67
121 - 180	512	35,886,121.35	3.99
181 - 240	481	30,691,032.92	3.41
241 - 300	44	4,231,664.06	0.47
301 - 360	6,394	822,608,595.72	91.43
Total	7,542	$899,692,904.09	100.00%

__________________

1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Home Equity Loans is approximately 346 months.

SEASONING OF THE HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
Range of Seasoning	Home Equity	Date Loan	Date Loan
(months)	Loans	Balance	Balance
0	2,797	$337,567,720.49	37.52%
1 - 12	4,739	561,824,219.51	62.45
13 - 24	5	272,263.41	0.03
25 - 36	1	28,700.68	0.00
Total	7,542	$899,692,904.09	100.00%

__________________

1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF THE HOME EQUITY LOANS

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
Occupancy	Home Equity	Date Loan	Date Loan
Status	Loans	Balance	Balance
Primary Home	7,376	$885,044,471.87	98.37%
Investment Property	103	8,116,884.02	0.90
Second Home	63	6,531,548.20	0.73
Total	7,542	$899,692,904.09	100.00%

DOCUMENTATION TYPES OF THE HOME EQUITY LOANS

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
	Home Equity	Date Loan	Date Loan
Documentation Type	Loans	Balance	Balance
Full Documentation	6,564	$764,051,025.55	84.92%
Stated Documentation	705	95,822,717.71	10.65
Limited Documentation	273	39,819,160.83	4.43
Total	7,542	$899,692,904.09	100.00%

CREDIT GRADES OF THE HOME EQUITY LOANS

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
	Home Equity	Date Loan	Date Loan
Credit Grade	Loans	Balance	Balance
A+	915	$118,598,201.18	13.18%
A-1	3,162	399,686,770.35	44.42
A-2	2,269	262,746,518.57	29.20
B	367	37,745,819.09	4.20
C-1	563	53,714,038.22	5.97
C-2	222	23,394,174.38	2.60
D	44	3,807,382.30	0.42
Total	7,542	$899,692,904.09	100.00%

ORIGINAL CREDIT SCORES OF THE HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
	Home Equity	Date Loan	Date Loan
Range of Original Credit Scores (2)	Loans	Balance	Balance
Not Available	6	$874,367.33	0.10%
451 - 475	3	464,691.25	0.05
476 - 500	34	3,697,567.09	0.41
501 - 525	476	48,042,634.96	5.34
526 - 550	1,209	140,860,589.43	15.66
551 - 575	1,126	135,504,360.04	15.06
576 - 600	1,265	154,762,214.18	17.20
601 - 625	1,209	148,503,972.54	16.51
626 - 650	963	118,443,219.99	13.16
651 - 675	630	76,056,847.46	8.45
676 - 700	300	33,747,320.91	3.75
701 - 725	153	18,524,335.03	2.06
726 - 750	86	10,687,090.90	1.19
751 - 775	49	5,656,333.11	0.63
776 - 800	30	3,676,209.87	0.41
801 - 825	3	191,150.00	0.02
Total	7,542	$899,692,904.09	100.00%

__________________

1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Home Equity Loans is approximately 599 of the Home Equity Loans with Credit Scores.

2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

PRODUCT TYPES OF THE HOME EQUITY LOANS

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
	Home Equity	Date Loan	Date Loan
Product Type	Loans	Balance	Balance
2/28 ARM	3,698	$508,192,321.68	56.49%
Fixed Rate	3,082	283,004,912.88	31.46
3/27 ARM	686	99,232,599.84	11.03
6 Month ARM	42	6,197,273.30	0.69
5/25 ARM	15	1,910,963.04	0.21
Fixed Rate Balloon	19	1,154,833.35	0.13
Total	7,542	$899,692,904.09	100.00%

PREPAYMENT PENALTIES OF THE HOME EQUITY LOANS

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
Prepayment	Home Equity	Date Loan	Date Loan
Penalty	Loans	Balance	Balance
Prepayment Penalty	4,530	$577,324,264.60	64.17%
No Prepayment Penalty	3,012	322,368,639.49	35.83
Total	7,542	$899,692,904.09	100.00%

PURPOSE OF THE HOME EQUITY LOANS

			% of
		Statistical	Statistical
	Number of	Calculation	Calculation
	Home Equity	Date Loan	Date Loan
Purpose	Loans	Balance	Balance
Cash Out Refinance	5,217	$586,973,111.51	65.24%
Rate/Term Refinance	1,552	214,759,946.86	23.87
Purchase	773	97,959,845.72	10.89
Total	7,542	$899,692,904.09	100.00%